SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 25, 2002 (November 22, 2002)
Date of Report (Date of earliest event reported)

WESTAR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Kansas	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas 66612
(Address of principal executive offices)

(785) 575-6300
(Registrant’s telephone number, including area code)

WESTAR ENERGY, INC.

Item 5.    Other Events

On November 22, 2002, we accepted the resignation of David C. Wittig, our Chairman of the Board, President and Chief Executive Officer, from all of his positions with us or any of our subsidiaries or affiliates.

On November 23, 2002, James S. Haines, Jr. was appointed a director and as our Chief Executive Officer and President, effective December 9, 2002.

Copies of our press releases issued November 22, 2002 and November 23, 2002 are attached to this report.

In addition, we are filing as an exhibit to this report a corrected copy of the Employment Agreement for Douglas T. Lake, our Executive Vice President and Chief Strategic Officer, originally filed as Exhibit 10.2 to the Form 10-Q for the quarterly period ended September 30, 2002. Section 2(b) of the Employment Agreement has been corrected and no other change has been made.

Item 7.    Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1 – Employment Agreement dated September 23, 2002 between Westar Energy, Inc. and Douglas T. Lake.

Exhibit 99.1 – Press Release dated November 22, 2002.

Exhibit 99.2 – Press Release dated November 23, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAR ENERGY, INC.

Dated: November 25, 2002	By:	/S/ PAUL R. GEIST

Paul R. Geist, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description of Exhibit

10.1	Employment Agreement dated September 23, 2002 between Westar Energy, Inc. and Douglas T. Lake

99.1	Press Release dated November 22, 2002

99.2	Press Release dated November 23, 2002